                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549


                                    FORM 8-K


                                 CURRENT REPORT

     PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934


        Date of Report (date of earliest event reported): AUGUST 9, 2002


                                   CONOCO INC.
             (Exact name of registrant as specified in its charter)

               DELAWARE                                 1-14521                              51-0370352
    (State or other jurisdiction of                   (Commission                         (I.R.S. Employer
            incorporation)                            File Number)                       Identification No.)


                          600 NORTH DAIRY ASHFORD ROAD
                              HOUSTON, TEXAS 77079
              (Address of principal executive offices and zip code)


       Registrant's telephone number, including area code: (281) 293-1000


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ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS

(c)      Exhibits

         99.1     --  Statement under Oath of Principal Executive Officer Regarding Facts and Circumstances
                      Relating to Exchange Act Filings

         99.2     --  Statement under Oath of Principal Financial Officer Regarding Facts and Circumstances
                      Relating to Exchange Act Filings

         99.3     --  Press  release dated August 9, 2002


ITEM 9.  REGULATION FD DISCLOSURE

         On August 9, 2002, each of Archie W. Dunham, the principal executive officer of Conoco Inc., and Robert W. Goldman, the principal financial officer of Conoco Inc., submitted to the SEC sworn statements pursuant to SEC Order No. 4-460. Such statements, together with the related press release of Conoco issued on August 9, 2002, are furnished herewith as Exhibits 99.1, 99.2 and 99.3.


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                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                    CONOCO INC.



                                    By:   /s/ Robert W. Goldman
                                       ----------------------------------------
                                    Name:     Robert W. Goldman
                                    Title:    Senior Vice President, Finance,
                                              and Chief Financial Officer


Date:    August 9, 2002



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                                  EXHIBIT INDEX

        EXHIBIT
           NO.          DESCRIPTION
        -------         -----------

         99.1     --  Statement under Oath of Principal Executive Officer Regarding Facts and Circumstances
                      Relating to Exchange Act Filings

         99.2     --  Statement under Oath of Principal Financial Officer Regarding Facts and Circumstances
                      Relating to Exchange Act Filings

         99.3     --  Press  release dated August 9, 2002